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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  November 5, 1998


                           PHP HEALTHCARE CORPORATION
             (Exact Name of Registrant as specified in its charter)



State or other jurisdiction of incorporation:          Delaware

Commission File No.:                                   0-16235

I.R.S. Employer Identification No.:                    54-1023168

Address of principal executive offices:                11440 Commerce Park Drive
                                                       Reston, VA 20191

Registrant's telephone number, including area code:    (703) 758-3600

Former name or former address,
if changed since last report:                          Not applicable
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ITEM 5.  OTHER EVENTS
         ------------

     On November 5, 1998 and as amended on November 9, 1998, the New Jersey Superior Court Judge, Jack L. Linter, issued an order whereby PHP Healthcare Corporation ("PHP") and Pinnacle Health Enterprises, L.L.C. ("PHE"), the New Jersey Department of Banking and Insurance, the New Jersey Department of Health and Senior Services and HIP of New Jersey, Inc. ("HIP") have entered into a standstill agreement under which each of the aforementioned parties have agreed not to pursue any legal, regulatory, or other actions against each other for a two-week period which will end on November 18, 1998.

     Copies of the Order issued by the Superior Court of New Jersey and the press release issued by PHP are filed as Exhibits to this report.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

     Exhibits.  The following exhibits are furnished as part of this report:
     --------

    Exhibit                             Description
    -------                             -----------

     99.1 Order issued by the Superior Court of New Jersey, Chancery Division Middlesex County, Docket No. C-275-98

     99.2 Press Release, dated November 5, 1998, issued by PHP Healthcare Corporation



FORWARD LOOKING STATEMENTS
--------------------------

     This Report contains forward-looking statements. The words, "believe", "expect", and "anticipate" and similar expressions identify such forward-looking statements. These forward-looking statements reflect the Company's views with respect to future events and financial performance. Such statements are subject to risks and uncertainties that could cause the Company's actual results and financial position to differ materially from those projected in the forward-looking statements. Risks associated with the Company's forward-looking statements include, but are not limited to, those risk factors described in the Company's Form 10-K under the caption "Business Risk Factors". Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by undersigned hereunto duly authorized.


                                          PHP HEALTHCARE CORPORATION



                                          By:       /s/  Jack M. Mazur
                                             -----------------------------------
                                             Name:  Jack M. Mazur
                                             Title: Chief Executive Officer


Dated:  November 10, 1998

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                                 EXHIBIT INDEX

    Exhibit                              Description
    -------                              -----------

     99.1 Order issued by the Superior Court of New Jersey, Chancery Division Middlesex County, Docket No. C-275-98

     99.2 Press Release, dated November 5, 1998, issued by PHP Healthcare Corporation

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